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                                   AGREEMENT

         Agreement made this day July 29, 1998 by and between Local 210 I.B.T.U. and Interiors into the following and condition:

Duration - 5 years - Expiration on March 31, 2003

Wages -  3% Pay increase as of April 1, 1998
         3% Pay increase as of April 1, 1999
         3% Pay increase as of April 1, 2000
         3% Pay increase as of April 1, 2001
         3% Pay increase as of April 1, 2002

Health and Insurance - Contribution

         1st year $6.80 as of Sept. 1, 1998
         2nd year $8.80 as of April 1, 1999
         3rd year $10.80 as of April 1, 2000
         4th year $12.80 as of April 1, 2001
         5th year $14,80 as of April 1, 2002

This amount will bring H&I to $184,000 per month per member,

Dental -

         1st year $2.00
         2nd year $3.00
         3rd year $3.00
         4th year $4.00

This amount will bring dental plan to $33.00 per member.

Agreement for the Company:                 WITNESS:
Interiors, Inc. - A.P.F.

/s/ Max Munn                               /s/ Pete Donatello
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                                           Pete Donatello
Agreement for the Union:
Local 210 I.B.T.U.

/s/ Lazaro Pina
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Trustee/Agent

/s/ Louise Brown
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Shop Steward

/s/ Nora Alvarez
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